                                                                     EXHIBIT 4.4
[NUMBER]                                                                [SHARES]
[C]
COMMON STOCK
INCORPORATED UNDER THE LAWS OF THE              THIS CERTIFICATE IS TRANSFERABLE
STATE OF GEORGIA                                EITHER IN ATLANTA, GEORGIA OR IN
                                                              NEW YORK, NEW YORK
                                             SEE REVERSE FOR CERTAIN DEFINITIONS
                                                               CUSIP 156880 10 6

                                 CERTEGY INC.

     THIS CERTIFIES THAT

     IS THE OWNER OF

     FULLY PAID AND NON-ASSESSABLE SHARES WITH THE PAR VALUE OF $.01 EACH OF THE COMMON STOCK OF

     Certegy Inc. transferable on the books of the Company in person or by duly authorized attorney, upon the surrender of this certificate properly endorsed. The Articles of Incorporation of the Company authorize the issuance of preferred stock. The shares represented hereby will be subordinate to any outstanding shares of preferred stock issued pursuant to such authority with respect to dividends and amounts payable on liquidation. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

     Witness the facsimile seal of the Company and the facsimile signatures of its duly authorized officers.

Dated:                                                              Certegy Inc.
                      /s/ Bruce S. Richards                   /s/ Lee A. Kennedy
[CERTEGY INC.         SECRETARY                              PRESIDENT AND CHIEF
 CORPORATE                                                     EXECUTIVE OFFICER
   SEAL]

COUNTERSIGNED AND                      SUNTRUST BANK
REGISTERED:

                                       TRANSFER AGENT AND REGISTRAR

BY
                                       -----------------------------------------
                                                  AUTHORIZED OFFICER
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                                 CERTEGY INC.

     The Company will furnish without charge to each shareholder who so requests, the designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Any such request should be addressed to the Secretary of Certegy Inc. or to the Transfer Agent named on the face of this certificate.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  - as tenants in common                  UNIF GIFT MIN ACT- ........Custodian........
TEN ENT  - as tenants by the entireties                             (Cust)            (Minor)
JT TEN   - as joint tenants with right                              Under Uniform Gifts
           of survivorship and not as                               to Minors Act............
           tenants in common                                                        (State)

    Additional abbreviations may also be used though not in the above list.

For value received, ______________________ hereby sell, assign and transfer unto PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING
NUMBER OF ASSIGNEE /________________/


________________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________shares of the capital stock represented by the within Certificate; and do hereby irrevocably constitute and appoint _____________________________________________

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Company with full power of substitution in the premises.
Dated________________

                                    X  _________________________________________
                                       NOTICE: THE SIGNATURE TO THIS ASSIGNMENT
                                       MUST CORRESPOND WITH THE NAME AS WRITTEN
                                       UPON THE FACE OF THE CERTIFICATE IN EVERY
                                       PARTICULAR, WITHOUT ALTERATION OR
                                       ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED:               _________________________________________
                                       THE SIGNATURE(S) SHOULD BE GUARANTEED BY
                                       AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                                       STOCKBROKERS, SAVINGS AND LOAN
                                       ASSOCIATIONS AND CREDIT UNIONS WITH
                                       MEMBERSHIP IN AN APPROVED SIGNATURE
                                       GUARANTEE MEDALLION PROGRAM), PURSUANT TO
                                       S.E.C. RULE 17Ad-15.

     LEGEND: This Certificate also evidences and entitles the holder hereof to certain Rights as set forth in a Rights Agreement between Certegy Inc. and SunTrust Bank, dated as of _____, 2001 (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of Certegy Inc. Under certain circumstances, as set forth in the Rights Agreement, such Rights may be redeemed, may expire, may be amended or may be evidenced by separate certificates and no longer be evidenced by this Certificate. Certegy Inc. will mail to the holder of this Certificate a copy of the Rights Agreement without charge promptly after receipt of a written request therefor. Under certain circumstances as set forth in the Rights Agreement, Rights beneficially owned by an Acquiring Person or any Affiliate or Associate of an Acquiring Person (as such terms are defined in the Rights Agreement) may become null and void.